UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On January 30, 2015, Manufacturers and Traders Trust Company (“M&T Bank”), a New York banking corporation and a wholly-owned subsidiary of M&T Bank Corporation, a New York corporation (“M&T”), increased the aggregate principal amount of unsecured senior and subordinated notes issuable pursuant to its previously-established bank note program, as amended, from $5 billion to $8 billion (the “Program Increase”).

As previously disclosed, on August 27, 2012, M&T entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and Wilmington Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, Hudson City stockholders will have the right to receive, at their election (but subject to proration and adjustment procedures as specified in the Merger Agreement), either 0.08403 of a share of common stock, par value $0.50 per share, of M&T (the “M&T Common Stock”) or cash having a value equal to 0.08403 multiplied by the average closing price of a share of M&T Common Stock for the ten trading days immediately preceding the completion of the Merger. Elections by Hudson City stockholders will be prorated and adjusted such that in the aggregate approximately 60% of Hudson City’s outstanding shares of common stock will be converted into the right to receive shares of M&T Common Stock and the balance into the right to receive cash consideration.

Consummation of the Merger remains subject to certain customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material compliance by the other party with its obligations under the Merger Agreement.

In connection with the Program Increase, M&T Bank is furnishing to prospective investors in the Bank Notes preliminary unaudited pro forma combined condensed consolidated financial information reflecting the contemplated Merger (the “Updated Pro Forma Information”). The Updated Pro Forma Information sets forth (a) an unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2014 that is presented as if the Merger had occurred on September 30, 2014 and (b) unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2013 and the nine months ended September 30, 2014 that are presented as if the Merger had occurred on January 1, 2013. The Updated Pro Forma Information is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in M&T’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this filing, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information.

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that included a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T. The S-4 has been declared effective.

Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Combined Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: January 30, 2015

	By:	/s/ René F. Jones
		Name:	René F. Jones
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Combined Condensed Consolidated Financial Information.